                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

February [xx], 2008

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the Nationwide Multi-Manager NVIT Small Company Fund (the "Fund"), a
series of Nationwide Variable Insurance Trust (the "Trust").

     Specifically,  the  Board  of  Trustees  (the  "Board")  of the  Trust  has
approved,  with  respect  to  the  Fund,  the  selection  of  Putnam  Investment
Management,  LLC  ("Putnam")  to serve  as  subadviser  to the Fund to  manage a portion of the Fund's  assets,  replacing  Franklin  Portfolio  Associates,  LLC
("Franklin").  The change was  effective  on November  12,  2007.  The Trust has received an exemptive  order from the U.S.  Securities  and Exchange  Commission that allows certain subadviser changes to be made without  shareholder  approval
(the  "Manager  of Managers  Order").  The  Manager of  Managers  Order  instead requires that this Information Statement be sent to you.

     The  Board  replaced  Franklin  with  Putnam  upon  the  recommendation  of
Nationwide  Fund Advisors  ("NFA"),  the  investment  adviser to the Fund.  This recommendation was based on several factors, including:

o    NFA's  dissatisfaction with the performance of the Fund's assets managed by
     Franklin;

o    Putnam's investment strategy focus on small cap core products;

o    Putnam's  investment  process,  experience,  and performance with small cap portfolios; and

o    Putnam's investment personnel who would be managing a portion of the Fund.

     Please read the enclosed Information Statement for additional information.

     We look forward to continuing to serve you and the Fund in the future.

                                 Sincerely,

                                 Eric E. Miller
                                 Secretary, Nationwide Variable Insurance Trust

                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

                              INFORMATION STATEMENT

     The Board of Trustees (the "Board") of Nationwide  Variable Insurance Trust
(the  "Trust") is  furnishing  this  Information  Statement  with respect to the
Nationwide  Multi-Manager  NVIT  Small  Company  Fund (the  "Fund").  All owners
("Contract  Owners") of variable  annuity  contracts or variable life  insurance policies  ("variable  contracts") who, as of November 12, 2007, had selected the
Fund as an  underlying  investment  option within their  variable  contract will receive this Information  Statement.  This Information Statement will be sent to
Contract  Owners on or about  February  [xx],  2008.  The Trust has  received an exemptive order (the "Manager of Managers  Order") from the U.S.  Securities and
Exchange Commission (the "SEC"), which permits Nationwide Fund Advisors ("NFA"), the Fund's  investment  adviser,  to hire new subadvisers which are unaffiliated with  NFA,  to  terminate  subadvisory  relationships,  and to make  changes  to existing  subadvisory  agreements  with the  approval of the Board,  but without obtaining  shareholder  approval;  provided,  among other things,  that the Fund sends to its  shareholders  (or,  in this  case,  the  Contract  Owners who have selected the Fund as an investment option) an information  statement  describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust,  on behalf of the Fund, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Fund and  supervises  the Fund's  daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it  believes  will  provide  the Fund with high  quality investment  management services consistent with the Fund's investment objective.
NFA is responsible for the overall monitoring of the Fund's subadviser(s).

     Effective November 12, 2007, Putnam Investment  Management,  LLC ("Putnam")
is a  subadviser  to the Fund,  replacing  Franklin  Portfolio  Associates,  LLC
("Franklin").  Putnam  serves as  subadviser to the Fund in addition to Aberdeen
Asset Management Inc.,  American Century Investment  Management,  Inc., Gartmore
Global Partners,  Morgan Stanley  Investment  Management Inc.,  Neuberger Berman
Management Inc., and Waddell & Reed Investment  Management  Company. As a result of the change of  subadvisers  from  Franklin to Putnam,  the assets of the Fund that Franklin previously provided investment  subadvisory  services to have been transferred to Putnam.

     Each subadviser,  including  Putnam,  is independent of NFA, and discharges its  responsibilities  subject to the  oversight  and  supervision  of NFA.  The subadvisers  are  paid by NFA  from the fees  NFA  receives  from the  Fund.  In accordance  with  procedures  adopted by the Board,  the  subadvisers may effect
portfolio  transactions  through  an  affiliated   broker-dealer  that  receives
brokerage commissions in connection therewith as permitted by applicable law.

     The purpose of this  Information  Statement  is to report the  selection of
Putnam,  located at One Post Office Square,  Boston,  Massachusetts  02109, as a
subadviser to the Fund.  Putnam began  serving as a Fund  subadviser on November
12,  2007,  following  action  taken by the Board on October 25, 2007 to approve
Putnam as a subadviser to the Fund.  The decision by the Board to approve Putnam as a subadviser,  as well as other important  information,  is described in more detail below.

     As previously discussed, the following subadvisers also manage a portion of the Fund:  Aberdeen Asset Management Inc.,  located at 1735 Market Street,  37th
Floor, Philadelphia, Pennsylvania 19103; American Century Investment Management,
Inc., located at 4500 Main Street,  Kansas City, Missouri 64111; Gartmore Global
Partners, located at 8 Fenchurch Place, London, EC3M 4PB, United Kingdom; Morgan
Stanley  Investment  Management Inc., located at 522 Fifth Avenue, New York, New
York 10036;  Neuberger Berman Management Inc., located at: 605 Third Avenue, New
York, New York 10158; and Waddell & Reed Investment Management Company,  located at 6300 Lamar Avenue, Overland, Kansas 66202.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise the Fund's subadvisers, NFA is responsible for communicating performance expectations to, and evaluating the
performance  of  a  subadviser  and   recommending  to  the  Board  whether  new
subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     As  part  of  its  ongoing  monitoring  duties,  NFA  reviewed  the  recent performance  of the Fund and the  allocation  of the  Fund's  assets  among  its subadvisers.  NFA determined  that the portion of the assets managed by Franklin has failed to achieve the goal of outperformance  of its benchmark,  the Russell
2000 Index,  and its peer group of small cap value mutual funds.  NFA determined
that  the  overall   performance  by  Franklin  was  unsatisfactory  over  time.
Therefore,  NFA recommended  that the Board replace  Franklin as a subadviser to the Fund.

     NFA  conducted  a broad  search and review of  potential  subadvisers.  NFA extensively  researched and analyzed many factors  before  choosing to recommend
Putnam as a subadviser, including the performance record, investment strategies, and strength and depth of  management  of potential  subadvisers.  All potential subadvisers,  with  at  least  a  two-year  track  record  in  small  cap  value portfolios,  were  identified.  The universe of potential  subadvisers  was then reviewed on relative  performance.  For those potential subadvisers that met the performance requirements,  a number of qualitative and quantitative factors were applied,  including  whether the potential  subadviser is recognized  within the mutual  fund  industry  for its small cap value  capabilities  and  performance, whether  the  potential  subadviser  is a  competitor  with  NFA  or  any of its affiliates, and whether the potential subadviser is able to manage a significant amount  of  additional  assets  before  reaching  its  maximum  capacity  in the applicable  small cap value  strategy.  Discussions  and on-site  due  diligence visits were then conducted with a number of the potential  subadvisers  that met the above qualitative and quantitative measures.

         Putnam

     Of the list of proposed  subadvisers,  NFA  believed  Putnam to be the best overall  selection as an additional  subadviser to the Fund. Putnam was selected for a number of reasons,  including its: (1) investment strategy;  (2) screening process; (3) portfolio construction  methodology;  (4) buy/sell discipline;  (5)
trading/execution  strategy; and (6) performance and investment management team.
Putnam's  investment  strategy is based on  bottom-up  stock  selection.  Putnam generally  does not  selectively  avoid specific areas within the asset class as sector  weights  are a residual of the stock  selection  process,  according  to
Putnam.  Putnam anticipates that the bottom-up  fundamental  investment strategy will generate robust returns under most market conditions.  Putnam believes that small,  undervalued and underfollowed  companies undergoing positive internal or external  change  offer,  over the long term,  a high  probability  of  superior risk-adjusted returns. Putnam's investment philosophy is to focus on stocks that have experienced a past sharp price decline driven by investor  overreaction and the share price has found an intermediate price plateau.

     The  management  of and  investment  decisions  for the portion of the Fund allocated to Putnam is made by the Small Cap Value strategy of Putnam. Edward T.
Shadek, Jr. and Michael C. Petro are members of the Small Cap Value strategy.

     Edward T. Shadek,  Jr., is Chief  Investment  Officer of Putnam's Small Cap
Equities.  He is a  Senior  Managing  Director  of  Putnam  and  Deputy  Head of
Investments.  He is also the lead  portfolio  manager  on the  Small  Cap  Value strategy.  Mr.  Shadek  joined  Putnam  in 1997 and has 20  years of  investment experience.  He is a CFA charterholder and a graduate of Pomona College (BA) and
Harvard Business School (MBA).

     Mr.  Petro is a  portfolio  manager  on the Small Cap  Value  strategy.  He jointed Putnam in 2002 and has seven years of investment  experience.  Mr. Petro is a CFA charterholder and a graduate of MIT (BS) and the University of Michigan
(MS).

     Based on the foregoing factors,  NFA decided to recommend that Putnam serve as a subadviser to the Fund.

BOARD CONSIDERATIONS

     At an in-person  Board  meeting held on September 13, 2007 and at a special meeting of the Board on October 25, 2007, the Board,  including the Trustees who are not considered  "interested  persons"  under the  Investment  Company Act of
1940,  (the "1940 Act")  ("Independent  Trustees"),  discussed  and  unanimously approved the subadvisory  agreement among the Trust,  NFA, and Putnam, on behalf of the Fund. The Trustees had been provided with detailed  materials relating to
Putnam in advance of the  meetings.  The  Independent  Trustees met in executive session with their  independent  legal  counsel prior to the meetings to discuss information  relating  to the change and the  possible  effect on the Fund.  The material  factors and  conclusions  that formed the basis for the  approval  are discussed below.

     The Nature,  Extent,  and Quality of the  Services  Provided by Putnam,  as
Subadviser.  The Board noted that,  in recent  years,  Franklin's  stock ranking process  has failed to achieve  its goal of  outperformance  against  the Fund's
benchmark  and  that  the  portion  of  the  Fund  that  Franklin   manages  has
underperformed.  Therefore, the Board agreed that Franklin should be replaced as subadviser to the portion of the Fund that Franklin manages.  The Board reviewed
Putnam's  investment  strategy focus on small cap products,  as well as Putnam's process and performance  with small cap portfolios.  The Board also examined and considered the investment personnel of Putnam that would be managing the portion of the Fund allocated to Putnam.

     The Board then considered whether to approve the subadvisory agreement with
Putnam.  The Board  considered  that the addition of Putnam as a subadviser to a portion of the Fund and Putnam's  complimentary  investment style could increase
Fund  performance.  The Board stated their belief that any change in  subadviser should not result in a change in the fees paid by the Fund. The Board noted that
NFA proposed to pay Putnam's  subadvisory  fees out of the advisory fee that NFA receives. As a result, there would be no change in the advisory fees paid by the
Fund.

     Based on this information, the Board concluded that the nature, extent, and quality of the  subadvisory  services to be provided by Putnam were  appropriate for the Fund in light of its investment objective,  and thus, unanimously agreed to approve the subadvisory agreement.

     The  Investment  Performance  of the Fund.  The Board  evaluated the Fund's investment  performance and considered the performance of the portfolio managers who are expected to manage the Fund on behalf of Putnam. The Board also reviewed the  comparative  performance of the Fund based on data provided by Lipper.  The
Trustees  concluded that the  historical  investment  performance  record of the portfolio  managers who are  expected to manage the Fund,  in  combination  with
various  other  factors,   supported  a  decision  to  approve  the  subadvisory
agreement.

     Fee Levels.  The Board  considered  the Fund's  overall fee level and noted
that the  subadvisory  fees were not  expected  to change  and that the  overall expenses of the Fund would remain the same under the subadvisory  agreement,  as
Putnam's fees are paid out of the advisory fee that NFA receives from the Fund.

     Economies of Scale.  The Board noted that the Fund's  current  advisory and subadvisory  fee  schedules  do not  include  breakpoints  and  that the lack of breakpoints was appropriate at this time.

     Profitability;  Fall-Out  Benefits.  The  Board  considered  the  factor of profitability  to Putnam as a result of the  subadvisory  relationship  with the
Fund.  In  addition,  the Board  considered  the  factor of  whether  or not any
"fall-out"  or  ancillary  benefits  would  accrue  to Putnam as a result of its relationship  with the Fund.  However,  since the subadvisory  relationship with
Putnam is new,  the Board  determined  that it was not  possible  to  accurately assess either factor at this time.

     Terms of the  Subadvisory  Agreement.  The Board  reviewed the terms of the subadvisory  agreement  and noted that the terms are  identical  in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with its other unaffiliated  subadvisers.  The Board concluded that the terms were fair and reasonable.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the subadvisory  agreement.  No single factor alone was determinative  in the decision of the Board,  rather the totality of the factors taken together informed the Board's  decisions.  The Board of Trustees concluded that the approval of the subadvisory  agreement was in the best interests of the
Fund and its respective  shareholders  and unanimously  approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The  subadvisory  agreement  with  Putnam,  dated  October  25,  2007  (the
"Agreement"),  was approved by the Board on October 25, 2007. In accordance with the Manager of Managers Order, the Agreement will not be submitted to the Fund's shareholders  for  their  approval.  The  following  is a brief  summary  of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60 days written  notice by NFA,  the Trust on behalf  of the  Fund,  a  majority  of the outstanding voting securities of the Fund, or Putnam.  The Agreement  terminates automatically if assigned by any party.

     Fees.  Under the  Agreement,  the annual fee payable by NFA to Putnam (as a percentage  of the Fund's  average  daily net  assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of the Fund's  assets to Putnam and for  overseeing  and  reviewing  the performance  of  Putnam.  Under the  current  arrangement,  Putnam  will  manage approximately 15% of the assets of the Fund and the other investment subadvisers combined  will  manage the  remaining  85% of the assets of the Fund.  Putnam is required to manage the Fund in accordance with the Fund's  investment  objective and policies, subject to the supervision of NFA and the Board.

     Brokerage.  Under the Agreement,  Putnam is authorized to purchase and sell securities on behalf of the Fund through  brokers or dealers  Putnam selects and to negotiate commissions to be paid on such transactions. In doing so, Putnam is required  to use  reasonable  efforts  to obtain  the most  favorable  price and execution  available but is permitted,  subject to certain  limitations,  to pay brokerage  commissions  that are  higher  than what  another  broker  might have charged in return for brokerage and research services.

     Indemnification.  Under  the  Agreement,  Putnam  and  its  affiliates  and controlling  persons  cannot be held liable to NFA,  the Trust,  the Fund or the
Fund's  shareholders  in the absence of willful  misfeasance,  bad faith,  gross negligence  or  reckless  disregard  of its  duties  under  the  Agreement.  The
Agreement provides that nothing in the Agreement,  however, relieves Putnam from any of its  obligations  under  federal  and  state  securities  laws and  other applicable law.

     Putnam is required,  under the Agreement,  to indemnify NFA, the Trust, the
Fund and their respective  affiliates and controlling  persons for any liability or expenses sustained by them as a result of Putnam's willful  misfeasance,  bad faith,  gross  negligence,  reckless  disregard  of its duties or  violation  of applicable  law.  The  Agreement  contains  provisions  pursuant to which NFA is required  to  indemnify  Putnam  for any  liability  and  expenses  which may be sustained as a result of NFA's willful misfeasance, bad faith, gross negligence, reckless  disregard of its duties or violation of  applicable  law. The Trust is required,  under the  Agreement,  to indemnify  Putnam,  its  affiliates and its controlling  persons,  for any  liability  and  expenses  sustained by them as a result of the Trust's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory  changes.  These  provisions  include a requirement  that Putnam establish  and maintain  written  proxy voting  procedures  in  compliance  with current,  applicable laws and regulations,  including,  but not limited to, Rule
30b1-4 under the 1940 Act.  Also, the provisions  include  language  required by
Rule  17a-10  under  the 1940 Act that  permits  Putnam  to  execute  securities transactions under limited  circumstances  through  broker-dealers  deemed to be affiliated  with the Fund,  subject to  certain  prohibitions  on  consultations between Putnam and other subadvisers to funds affiliated with the Fund.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees);   or  (iii)  at  the  SEC's   website  -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT PUTNAM

     Putnam is located at One Post Office Square,  Boston,  Massachusetts 02109.
The  following  table  sets  forth  the name and  principal  occupation  of each principal  executive  officer and each  director of Putnam.  The address of each person listed below is One Post Office Square, Boston, Massachusetts 02109.

----------------------------------- ----------------------------------------
Name                                Title

----------------------------------- ----------------------------------------
Charles Edgar Haldeman              President and Chief Executive Officer

----------------------------------- ----------------------------------------
Francis Joseph McNamara             Senior Managing Director and Chief
                                    Legal Officer

----------------------------------- ----------------------------------------
Amrit Bir-Singh Kanwal              Senior Managing Director and Chief
                                    Financial Officer

----------------------------------- ----------------------------------------
Kevin Michael Cronin                Senior Managing Director and Head of
                                    Investments

----------------------------------- ----------------------------------------
Richard Senter Robie                Senior Managing Director and Chief
                                    Administrative Officer

----------------------------------- ----------------------------------------
Edward Thomas Shadek                Senior Managing Director and Deputy
                                    Head of Investments

----------------------------------- ----------------------------------------
Joshua Huntington Brooks            Senior Managing Director and Deputy
                                    Head of Investments

----------------------------------- ----------------------------------------
Stephen D. Krichmar                 Senior Managing Director and Chief of
                                    Operations

----------------------------------- ----------------------------------------
Philippe Bibi                       Senior Managing Director and Chief
                                    Technology Officer

----------------------------------- ----------------------------------------
Robert R. Leveille                  Senior Managing Director and Chief
                                    Compliance Officer
----------------------------------- ----------------------------------------

     Putnam does not act as an investment  adviser or investment  subadviser for any other series of the Trust having a similar investment objective as the Fund.

MORE ABOUT FEES AND EXPENSES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  December 31, 2007,  the Fund paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of November 12, 2007, the Fund had issued and  outstanding the shares in the amounts as set forth in the table attached as Exhibit D.

     As of November 12, 2007, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of the Fund.

     As of November 12, 2007,  the Executive  Officers and Trustees of the Trust
as a group  owned  less  than 1% of the  outstanding  shares of any class of the
Fund.

     Although  Contract  Owners are not being  asked to vote on the  approval of
Putnam as subadviser to the Fund,  the Trust is required by the rules of the SEC to summarize the voting rights of Contract  Owners.  Whenever a matter affecting the Fund requires shareholder  approval, a shareholder meeting generally will be held and a proxy statement and  proxy/voting  instruction  forms will be sent to the Fund's  shareholders and to Contract Owners who have selected the Fund as an underlying  mutual  fund  option.  Contract  Owners do not vote on such  matters directly because they are not shareholders of the Fund. These separate  accounts will then vote the shares of the Fund  attributable to the Contract  Owners.  If voting instructions are not received, the separate accounts will vote the shares of the Fund for which voting  instructions  have not been received in proportion
(for,  against,  or abstain) to those for which timely voting  instructions have been  received.  As a result,  those  Contract  Owners that  choose to vote,  as compared with their actual  percentage of ownership of the Fund, may control the outcome of the vote.  Each share of the Fund is entitled  to one vote,  and each fraction of a share is entitled to a  proportionate  fractional  vote.  Contract
Owners will also be permitted to revoke previously submitted voting instructions in accordance  with  instructions  contained in the proxy  statement sent to the
Fund's shareholders and to Contract Owners.

     The foregoing  description  of Contract Owner voting rights with respect to the Fund is only a brief summary of these rights.  Whenever shareholder approval of a  matter  affecting  the  Fund is  required,  the  proxy  statement  sent to shareholders  and to Contract  Owners will fully  describe the voting  rights of
Contract  Owners  and  the  voting  procedures  that  will  be  followed  at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect  wholly-owned  subsidiary of Nationwide Financial Services,
Inc. ("Nationwide  Financial"),  provides various  administrative and accounting services,  including  daily  valuation  of the  Fund's  shares,  preparation  of financial  statements,  tax returns, and regulatory reports, and presentation of quarterly  reports to the Board of Trustees.  NFM also serves as transfer  agent and dividend disbursing agent for the Fund. Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Fund,  although  NFM (which  was then  known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The address for NFA, NFD, and NFM is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Financial,   Nationwide  Corporation,   Nationwide  Mutual
Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide
Plaza, Columbus, Ohio 43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Putnam,  nor do any such Officers or Trustees own securities issued by Putnam or have any other material direct or indirect interest in Putnam.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                 By Order of the Board of Trustees of
                                 Nationwide Variable Insurance Trust,

                                 Eric E. Miller, Secretary

February [xx], 2008

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee  payable  by NFA to Putnam  (as a  percentage  of the Fund's average  daily  net  assets  under  Putnam's  management)  is set  forth  in the following table.

------------------------------------------------------ -------------------------
Fund Name                                              Subadvisory Fees
------------------------------------------------------ -------------------------

Nationwide Multi-Manager NVIT Small Company Fund       0.55% on assets.
------------------------------------------------------ -------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     The Fund pays NFA an  investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

----------------------------------------------------- -----------------------------------------------
Fund Name                                             Advisory Fees

----------------------------------------------------- -----------------------------------------------
Nationwide Multi-Manager NVIT Small Company Fund      0.93% of the Fund's average daily net assets.
----------------------------------------------------- -----------------------------------------------

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the investment advisory fees paid by the Fund to
NFA for the year  ended  December  31,  2007.  The  amount  indicated  is net of waivers.

-------------------------------------------------------------- -----------------
                            Fund                               Advisory Fees ($)

-------------------------------------------------------------- -----------------
      Nationwide Multi-Manager NVIT Small Company Fund           $3,456,793.07
-------------------------------------------------------------- -----------------

                                    EXHIBIT D

     As of November 12, 2007, the Fund had issued and  outstanding the shares in the amount set forth in the table attached below.

------------------------------------------------------------- ------------------
                            Fund                              Number of Shares
                                                              Outstanding
------------------------------------------------------------- ------------------
Nationwide Multi-Manager NVIT Small Company Fund

------------------------------------------------------------- ------------------
  Class I                                                       29,004,369.420

------------------------------------------------------------- ------------------
  Class II                                                       4,924,816.634

------------------------------------------------------------- ------------------
  Class III                                                        130,230.200

------------------------------------------------------------- ------------------
  Class IV                                                       1,773,957.042
------------------------------------------------------------- ------------------

                                    EXHIBIT E

     As of November 12, 2007, to the Trust's knowledge, no person, except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class  (collectively,  the "shares") of the Fund:

------------------------------------------- -------------------------------------- ----------
Name and Address of Shareholder             Number of Shares          Percentage of the class
                                            Beneficially Owned        Held by the Shareholder

------------------------------------------- ---------------- --------------------------------
Nationwide Multi-Manager NVIT Small
Company Fund Class I

------------------------------------------- ---------------- --------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.         28,517,673.438                            98.32%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- ---------------- --------------------------------
Nationwide Multi-Manager NVIT Small
Company Fund Class II

------------------------------------------- ---------------- --------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.          4,924,816.634                           100.00%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- ---------------- --------------------------------
Nationwide Multi-Manager NVIT Small
Company Fund Class III

------------------------------------------- ---------------- --------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.            127,673.684                            98.04%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- ---------------- --------------------------------
Nationwide Multi-Manager NVIT Small
Company Fund Class IV

------------------------------------------- ---------------- --------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.          1,380,624.654                            77.83%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- ---------------- --------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.            393,332.388                            22.17%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215

------------------------------------------- ---------------- --------------------------------